UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2008

Huntsman Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32427	42-1648585
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

500 Huntsman Way
Salt Lake City, Utah		84108
(Address of principal executive offices)		(Zip Code)

(801) 584-5700

Registrant’s telephone number, including area code:

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

On November 19, 2008, the Board of Directors of Huntsman Corporation (the “Company”) authorized an amendment and restatement of the Company’s amended and restated bylaws (the “Bylaws,” and, as further amended and restated, the “Amended Bylaws”), subject to the consent of Hexion Specialty Chremicals, Inc. (“Hexion”).  Under the Company’s Merger Agreement with Hexion, Hexion’s consent was required to amend the Bylaws.  Hexion consented on November 26, 2008.

The amendments modify the advance notice provisions contained in Section 2.8 relating to stockholder proposals for board nominations and other business generally considered at the Company’s annual and special meetings of stockholders.  The primary amendments include:

•                  an explicit provision that the notice procedures set forth in Section 2.8 apply to all director nominations and other proposals of business and are the exclusive means for a stockholder to submit make nominations or submit other business before an annual or special meeting of the stockholders;

•                  a modified requirement for the delivery of detailed information concerning the stockholder making the proposal (and the beneficial owner on whose behalf the proposal is made, if any), including specific information concerning interests in the Company’s securities, including derivative instruments;

•                  a modified requirement for the delivery of detailed information concerning the person proposed to be nominated for election or reelection to the Board of Directors; and

•                  a new requirement for the delivery of a written questionnaire by the person proposed to be nominated for election or reelection to the Board of Directors.

The Amended Bylaws, and a copy marked to show changes from the prior Bylaws, are included as Exhibits 3.1(i) and 3.1(ii), respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Number	Description of Exhibits

3.1(i)	Second Amended and Restated Bylaws of Huntsman Corporation, dated as of November 26, 2008.

3.1(ii)	Second Amended and Restated Bylaws of Huntsman Corporation, marked to show amendments effective November 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN CORPORATION

/s/ Troy Keller
TROY KELLER
Assistant Secretary

Dated:  November 26, 2008

EXHIBIT INDEX

Number	Description of Exhibits

3.1(i)	Second Amended and Restated Bylaws of Huntsman Corporation, dated as of November 26, 2008.

3.1(ii)	Second Amended and Restated Bylaws of Huntsman Corporation, marked to show amendments effective November 26, 2008.